UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 8, 2023

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway	Houston	Texas	77019
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	(713)	522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers
On November 8, 2023, OFTC, Inc. a subsidiary of Service Corporation International (SCI or Company) notified Thomas L. Ryan, Eric D. Tanzberger, Sumner J. Waring, III, Elisabeth G. Nash, and Steven A. Tidwell that their employment agreements were being extended to December 31, 2024. The named executive officers, except for Elisabeth G. Nash, and the material terms of their employment agreements are summarized in SCI’s Proxy Statement filed March 23, 2023, under “Executive Compensation Tables” and “Further Executive Compensation Practices and Policies”, which are incorporated by reference herein.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
November 13, 2023                        Service Corporation International
                            By: /s/ ERIC D. TANZBERGER
Eric D. Tanzberger
Senior Vice President
Chief Financial Officer